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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Amendment No. 2 to the Form S-1 Registration Statement for Jones Education Company.





                                                  ARTHUR ANDERSEN LLP


Denver, Colorado
December 20, 1996